UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2016

DNIB UNWIND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Development Specialists, Inc.

333 South Grand Avenue, Suite 4070

Los Angeles, California 90071

(Address of principal executive offices) (Zip Code)

(213) 617-2717

(Registrant’s telephone number, include area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

Confirmation of Amended Plan of Liquidation

As previously disclosed, on May 1, 2016, DNIB Unwind, Inc. (f/k/a BIND Therapeutics, Inc.) (the “Company”) and one of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 (the “Form 10-Q”), on August 15, 2016, the Company filed its proposed combined disclosure statement and plan of liquidation (the “Plan of Liquidation”) and a motion seeking an order confirming the Plan of Liquidation with the Bankruptcy Court. On September 14, 2016, the Company filed an amended proposed combined disclosure statement and plan of liquidation (the “Amended Plan”) with the Bankruptcy Court. On September 26, 2016, following a confirmation hearing held on September 21 and 23, 2016, the Bankruptcy Court entered an order confirming the Amended Plan (the “Confirmation Order”).

The Amended Plan generally provides for the payment in full of timely filed and undisputed claims held by the Company’s secured and unsecured creditors (“Creditors’ Claims”), with secured creditors’ claims to be paid in full in cash or otherwise as permissible by the Bankruptcy Code, and unsecured creditors’ claims to be paid in full in cash or otherwise as the holders of such claims agree. The Amended Plan further provides for an initial cash distribution, within 90 days of the effective date of the Amended Plan, to the Company’ stockholders of record on August 30, 2016 in the aggregate amount of $8.0 million (the “Initial Distribution”); provided, however, that the Initial Distribution will not be made until the satisfaction in full of Creditors’ Claims and certain other claims entitled to priority under Section 507 of the Bankruptcy Code, and the payment in full of the Company’s professional fees and expenses relating to the Company’s Chapter 11 case. In addition, pursuant to the Amended Plan, any unpaid fee claims as of the date of the Initial Distribution, as well as expenses relating to the Company’s wind-down activities (“Wind-Down Expenses”) due as of such date, will be paid out of the Initial Distribution amount. Under the Amended Plan, after the Initial Distribution, no further cash distributions to stockholders of record as of August 30, 2016 will be made unless and until all claims of higher priority under the Bankruptcy Code have been fully satisfied and all objections with respect to such claims have been resolved, and all then-incurred Wind-Down Expenses have been paid.

In addition, the Amended Plan (i) provides that all outstanding common stock and other equity of the Company (including any warrants, options or contract rights to purchase or acquire the Company’s common stock at any time) will be cancelled on the effective date of the Amended Plan; and (ii) provides that holders of options, warrants or contract rights to purchase or acquire the Company’s common stock will not receive any distribution that may occur pursuant to the Amended Plan on account of such interests.

The Amended Plan is not yet effective. In accordance with the Amended Plan, the Amended Plan will become effective upon the satisfaction or waiver of certain conditions precedent. The Company currently anticipates that the effective date of the Amended Plan will occur in the fourth quarter of 2016. On the effective date of the Amended Plan, all assets of the Company will be transferred to the DNIB Liquidating Trust, to be administered by Geoffrey L. Berman, who will become the post-confirmation liquidating trustee, as further described in the Amended Plan.

The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The full text of the Amended Plan is also available on the website of Prime Clerk LLC, the Company’s claims agent, at https://cases.primeclerk.com/BIND/. Additionally, a copy of the Confirmation Order is filed as Exhibit 99.1 hereto.

Share Information

As of September 23, 2016, the Company had 20,975,619 issued and outstanding shares of common stock.

No shares of common stock are reserved for future issuance in respect of claims and interests filed and allowed under the Amended Plan. In its most recent monthly operating report filed with the Bankruptcy Court on September 1, 2016, the Company reported total assets of $31,249,239.12 and total liabilities of $21,050,845.93 as of July 31, 2016.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on May 2, 2016, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying it that its securities would be delisted from Nasdaq due to the Company’s filing on May 1, 2016 for relief under Chapter 11 of the Bankruptcy Code (the “Delisting Determination”). The decision was reached by Nasdaq in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1. The Company appealed the Delisting Determination. Also as previously disclosed on May 10, 2016, the Company received a letter from Nasdaq notifying it that it was no longer in compliance with Nasdaq Listing Rule 5450(b)(1)(A) and does not meet the continued listing requirements under the alternative standards of Listing Rule 5450(b). Also as previously disclosed on July 28, 2016, the Company notified Nasdaq of its withdrawal from the appeals process and received a letter from Nasdaq notifying it that its common stock will be delisted, with suspension of trading occurring effective at the open of trading on August 1, 2016.

On September 26, 2016, Nasdaq filed a Form 25-NSE with the Securities and Exchange Commission (“SEC”) to complete the delisting and remove the Company’s common stock from registration on The Nasdaq Stock Market. According to the Form 25-NSE, the delisting will become effective at the open of trading on October 6, 2016.

Item 8.01. Other Events.

On July 24, 2016, the Board of Directors of the Company appointed Geoffrey L. Berman as the sole director of the Company, effective upon entry of an order by the Bankruptcy Court confirming the Company’s plan of liquidation. Accordingly, effective upon the Bankruptcy Court’s entry of the Confirmation Order, Geoffrey L. Berman became the sole director of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

2.1	Amended Combined Disclosure Statement and Plan of Liquidation of the Company.

99.1	Findings of Fact, Conclusions of Law, and Order Confirming Amended Combined Disclosure Statement and Chapter 11 Plan Of Liquidation, as entered by the Bankruptcy Court on September 26, 2016.

Forward-Looking Statements Disclaimer

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding distributions to stockholders; the anticipated effective date of the Amended Plan; and the anticipated delisting of our common stock from The Nasdaq Stock Market at the open of trading on October 6, 2016. These forward-looking statements are based on the Company’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the risk that distributions to stockholders will not be made in the amount or timeframe the Company expects, or at all, and the risk that the effective date of the Amended Plan will differ from the Company’s current expectations. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on August 15, 2016, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNIB UNWIND, INC.

Date: September 27, 2016	By:	/s/ Geoffrey L. Berman

Geoffrey L. Berman
Chief Restructuring Officer

INDEX TO EXHIBITS

2.1	Amended Combined Disclosure Statement and Plan of Liquidation of the Company.

99.1	Findings of Fact, Conclusions of Law, and Order Confirming Amended Combined Disclosure Statement and Chapter 11 Plan Of Liquidation, as entered by the Bankruptcy Court on September 26, 2016.